Long-term Notes and Loans Payable, Net	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
Long-term Notes and Loans Payable, Net

NOTE 11. LONG-TERM NOTES AND LOANS PAYABLE, NET
The following table represents the Company’s Long-term notes and loans payable, net balances as of December 31, 2022 and 2021:

($ in thousands)	2022	2021
Senior Loan	$400,000	$400,000
Interest payable	9,500	9,711
Financing liability	96,917	97,797
Total borrowings and interest payable	$506,417	$507,508
Less: Unamortized debt issuance costs	(18,550)	(22,501)
Less: Short-term borrowings and interest payable	(9,500)	(9,711)
Less: Current portion of financing liability	(9,312)	(10,217)
Total Long-term notes and loans payable, net	$469,055	$465,079
(a)Senior Loan and Amended Term Loan
On February 2, 2020, the Company closed on a senior secured term loan agreement (the “Term Loan”) for an aggregate principal amount of $100 million, with the option to increase the principal amount to $200 million. Of the $100 million Term Loan commitment, $92.4 million was committed by Tranche A lenders (the “Tranche A Commitment”) and $7.6 million was committed by Tranche B lenders (the “Tranche B Commitment”).
The Tranche A Commitment accrued interest at a rate of 12.7% per annum, payable in cash quarterly and had a stated maturity of July 22, 2021. The Tranche B Commitment accrued interest at a rate of 13.2% per annum, payable in cash quarterly and had a stated maturity of January 22, 2022. The Company’s effective interest rates for the Tranche A Commitment and Tranche B Commitment of the Term Loan were 17.0% and 16.1%, respectively. The Company capitalized $5.5 million and $0.4 million, respectively, of borrowing costs related to the Tranche A Commitment and Tranche B Commitment.
On December 11, 2020, the Company entered into an amendment to exercise the mutual option to increase the principal amount to $200 million and refinance the existing Term Loan and the Opaskwayak Cree Nation Loan (the “OCN Loan”), resulting in one amended term loan (the “Amended Term Loan”). As a result of the non-substantial debt modification of the existing Term Loan and the OCN Loan, $0.2 million in financing fees were expensed and $0.8 million of deferred financing fees were written off. Of the $200 million Amended Term Loan commitment, $11.7 million was committed by non-extending lenders (the “Non-Extending Lenders Commitment”), $97.3 million was committed by extending lenders (the “Extending Lenders Commitment”) and $91.0 million was committed by increasing lenders (the “Increasing Lenders Commitment”). The Company accelerated principal repayments of $5.4 million and $1.0 million to the OCN Loan lender and certain exiting Term Loan lenders, respectively.
The Non-Extending Lenders Commitment accrued interest at a rate of 12.7% per annum, payable in cash quarterly. The Extending Lenders Commitment and Increasing Lenders Commitment (the “Extending and Increasing Lenders Commitment”) accrued interest at a rate of 12.0% per annum, payable in cash quarterly. The Company’s effective interest rates for the Non-Extending Lenders Commitment and the Extending and Increasing Lenders Commitment were 17.7% and 15.8%, respectively.
On August 12, 2021, the Company closed on an agreement for a senior secured term loan with an undiscounted principal balance of $400 million (the “Senior Loan”) and an original issue discount of $13.0 million. A portion of proceeds from the Senior Loan were used to retire the existing Amended Term Loan, with the remainder to fund capital expenditures and pursue other targeted growth initiatives within the U.S. cannabis sector. As a result of the extinguishment of the Amended Term Loan, loss on debt extinguishment of $18.0 million was recognized in Other (expense) income, net, in the Consolidated Statements of Operations for the year ended December 31, 2021.
The Senior Loan accrues interest at a rate of 9.5% per annum, payable in cash semi-annually and has a stated maturity of August 12, 2026. The Company’s effective interest rate for the Senior Loan is 11.0%. The Company capitalized $10.9 million of borrowing costs related to the Senior Loan, of which $7.0 million is payable upon principal repayment of the Senior Loan and thus, is reflected within Other long-term liabilities.
The Senior Loan is secured by a guarantee from substantially all material subsidiaries of the Company, as well as by a security interest in certain assets of the Company and such material subsidiaries. The Senior Loan contains negative covenants which restrict the actions of the Company and its subsidiaries during the term of the loan, including restrictions on paying dividends, making investments and incurring additional indebtedness. The Company is also subject to compliance with affirmative covenants, some of which may require management to exercise judgment. In addition, the Company is required to maintain a minimum cash balance of $50.0 million and to ensure that the Fixed Charge Coverage Ratio; defined as the ratio of (a) consolidated EBITDA less unfinanced capital expenditures; restricted payments, as defined by the loan agreement; and federal, state, provincial, local and foreign income taxes to (b) consolidated fixed charges; is not less than 2 to 1.
The Company may prepay in whole or in part the Senior Loan at any time prior to the stated maturity date, subject to certain conditions, upon the payment of the outstanding principal amount (plus a specified prepayment premium equal to the present value of all principal and interest payments of the loan remaining until the applicable scheduled maturity date as defined by the loan agreement) and all accrued and unpaid interest and fees. Interest expense is discussed in Note 19.

As discussed in Note 10, on March 23, 2022, the Company announced it had entered into the Arrangement Agreement with Columbia Care to acquire all of the issued and outstanding shares of Columbia Care. On March 23, 2022, Cresco entered into a consent agreement with respect to the Senior Loan pursuant to which certain amendments were made to the Senior Loan which are conditional and effective on the closing of the Arrangement (the “Amended Senior Loan”). The Amended Senior Loan permits the Arrangement, Cresco’s assumption of certain Columbia Care debt and certain proposed asset sales in connection with the Arrangement, in each case, on and subject to the terms and conditions of the Amended Senior Loan.
(b)    Financing Liabilities
The Company recognized financing liabilities in relation to sale and leaseback transactions. For the years ended December 31, 2022 and 2021, the incremental borrowing rates range from 11.3% to 17.5% and 11.2% to 17.5%, respectively. The remaining terms were between 10.4 and 17.5 years and between 8.1 and 18.5 years for the same periods. The interest expense associated with financing liabilities is discussed in Note 19.